Collaborative Arrangements	9 Months Ended
Sep. 30, 2013
Collaborative Arrangements [Abstract]
Collaborative Arrangements

Note 8. Collaborative Arrangements

The Company has agreements with two manufacturing companies to jointly advance certain of its proprietary technology with each of those two companies. The agreements entitle the Company to receive reimbursement payments of costs actually incurred under joint development projects. During the three months ended September 30, 2013 and 2012, approximately $0.9 million and $438,000, respectively, of research and development expenses were offset by payments that were received from these companies. During the nine months ended September 30, 2013 and 2012, approximately $2.9 million and $755,000, respectively, of research and development expenses were offset by payments that were received from these companies.